Exhibit 10(k)

                              TAX SHARING AGREEMENT
                              ---------------------


     THIS Agreement is made and entered into this 29th day of June, 1994, by and among Jordan Industries, Inc., an Illinois corporation ("the Company"), and each corporation, other than the Company, which is a signatory to this Agreement (hereinafter such other corporations shall collectively be referred to as the "Subsidiaries" and individually referred to as a "Subsidiary").

                                   WITNESSETH:
                                   ----------

         WHEREAS, the Company owns directly or indirectly capital stock of each of the Subsidiaries which represents at least 80 percent of the vote and value of each of the Subsidiaries and may, therefore, include the income and expense of each of the Subsidiaries in the Company's consolidated federal income tax returns; and

     WHEREAS, the parties hereto desire to consolidate such returns upon the terms and conditions herein set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, the parties hereto do hereby agree as follows:

     1. Filing and Preparation of Future Returns. Each of the Subsidiaries agrees to consent to joining with the Company and its consolidated subsidiaries (the Company and each of the Subsidiaries being herein referred to as the "Group") in the filing of the consolidated federal income tax returns for any taxable year for which a consolidated return can be filed and each taxable year thereafter, in accordance with applicable income tax laws and regulations. The Company agrees that it will prepare and file in a timely manner all federal income tax returns required to be filed on behalf of the Company and its consolidated subsidiaries and will pay the taxes shown to be due thereon.

     2. Estimated Tax Payments; Tax Benefit Reimbursements.
     (a) On or before the 10th day prior to the due date of any estimated tax payment on account of the consolidated tax liability of the Group for a taxable year, each of the Subsidiaries shall pay to the Company an amount equal to such Subsidiary's separate return tax liability as defined in Treasury Regulations ss. 1.1552-1 (a)(2)(ii) (the "Separate Return Tax Liability") multiplied by a fraction the numerator of which equals one and the denominator of which equals the total number of estimated tax payments to be made on account of the consolidated tax liability of the Group for such taxable year. If the estimated tax payment of the Group is based upon the prior taxable year's consolidated tax liability, such Subsidiary's payment under this Paragraph 2(a) shall be determined by using its Separate Return Tax Liability for such prior year, and if such estimated tax payment is based upon the current year's tax liability, such Subsidiary's payment under this Paragraph 2(a) shall be determined by using its estimated separate return tax liability for such current year.

     (b) In the event that the sum of any estimated payments made by any Subsidiary in a taxable year under Paragraph 2(a) exceeds such Subsidiary's final Separate Return Tax Liability for such taxable year, the Company shall pay to such Subsidiary the amount of such excess on a periodic basis as determined by the Company. In the event that the final Separate Return Tax Liability of such Subsidiary for a taxable year exceeds the sum of any payments based on estimated amounts made by such Subsidiary under Paragraph 2(a) for such taxable year, such Subsidiary shall pay such excess to the Company on or before the date 15 days prior to the due date for the filing of the consolidated federal income tax return to which such excess relates.

     (c) In addition to any amounts which may be payable by the Company to any Subsidiary under Paragraph 2(b), the Company shall also reimburse such Subsidiary for the amount by which the Group's income taxes are reduced as a result of the consolidation of such Subsidiary in the Group's income tax return, such reimbursement to be made on a periodic basis as determined by the Company. Any loss or credit utilized by the Group pursuant to this Paragraph 2(c) shall not be available for purposes of calculating the Separate Return Tax Liability of a member.


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     In the event the computation of such Subsidiary's income tax liability under Paragraph 2(a) above shall reflect that such Subsidiary incurred a loss for any year that is not utilized by the Group, and that such Subsidiary would have been due a Federal income tax refund as a result of certain loss carryback provisions of the Internal Revenue Code or any other provisions of the Internal Revenue Code, then the Company shall pay to such Subsidiary an amount equal to the actual income tax refund attributable to the Subsidiary when received by the Company.

     (d) Notwithstanding anything in this agreement, the Internal Revenue Code of 1986, as amended (the "Code"), or regulations promulgated thereunder to the contrary, the Company shall determine the order in which losses incurred by each of the Subsidiaries reduce the Group's income taxes for purposes of Paragraph 2(c) hereof. The losses of each of the Subsidiaries that do not reduce the taxable income of the Group shall be carried forward and each of the Subsidiaries shall be reimbursed for such losses as determined by the Company. Each of the Subsidiaries agrees that the decision of the Company with respect to the amount and the date of payment for such reimbursement shall be conclusive.

     (e) Any payments or reimbursements hereunder shall be computed by the independent public accountants of the Company, in accordance with generally accepted accounting principles and applicable tax laws, rules and regulations.

     3. Adjustments to Liability. The Company and each Subsidiary agree that in the event there should be any factual circumstance, or any application, either retroactively or prospectively, of any federal income tax laws or revision of the federal income tax laws, which results in a redetermination of the Separate Return Tax Liability of any Subsidiary, the payment under Paragraph 2 shall be adjusted to account for such redeterminations. It is intended that the adjustment referred to in this paragraph shall relate to those items which are given recognition in the Group's consolidated tax returns or are approved or adjusted by the Internal Revenue Service in their audit of said returns, and which therefore have been recognized or given effect by the computation of the consolidated income tax of the Group and the income tax computed on the separate return basis of each Subsidiary.

     4. Other Taxes. In the event there shall be imposed on any of the Company or any of the Subsidiaries any foreign, federal, state or local tax to which principles of consolidated taxation may be applied and practical, each of the Company and each of the Subsidiaries agree that this agreement shall also be applicable with respect to such taxes. For purposes of this agreement, the term taxes shall include but is not limited to, all net income, capital gains, gross income, gross receipts, sales, use, transfer, franchise, profits, license, capital, payroll, excise, value added or other taxes and any related interest or governmental charge.

     5. Additional Subsidiaries. If at any time after the date upon which this agreement is executed, any party to this agreement acquires or creates one or more subsidiary corporations that are includible corporations of the Group, either the Company or a Subsidiary shall cause such subsidiary corporation to be subject to this agreement and all references to either Group or a Subsidiary herein shall thereafter be interpreted to refer to the Company, the Subsidiaries and such subsidiary or subsidiaries, or to a Subsidiary and such subsidiary or subsidiaries, respectfully. The parties hereto agree that this agreement shall only govern the allocation of income taxes among the Company and each Subsidiary for each taxable year, or portions thereof, in which each respective Subsidiary is included in a consolidated income tax return filed by the Company and that no party to this agreement shall have any rights or obligations under this agreement to any other party to this agreement subsequent to such party's disaffiliation from the Group, as defined in the Code.

     6. Successors and Assigns. This agreement shall be binding on and inure to the benefit of any successor, by merger, acquisition of assets or otherwise, to any of the parties hereto (including but not limited to any successor of the Company or a Subsidiary succeeding to the tax attributes of each under Section 381 of the Code), to the same extent as if such successor had been an original party to this agreement.

     7. Termination. This agreement shall continue in effect until terminated by written agreement between all the parties hereto.

     8. Entire Agreement. This agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supercedes and cancels any and all such previous written or oral agreements between the parties hereto.

     9. Governing Law. This agreement shall be governed by the internal laws of the state of Illinois.

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         IN WITNESS WHEREOF, the parties hereto have executed this agreement on the day and year first above written.

JORDAN INDUSTRIES, INC.                  DACCO INCORPORATED

By______________________________         By_____________________________________


DETROIT TRANSMISSION PRODUCTS            BORG MANUFACTURING

By_______________________________        By_____________________________________

TRANSMISSION PARTS WAREHOUSE, INC.       ABC TRANSMISSION PARTS WAREHOUSE, INC.

By________________________________       By_____________________________________


NASHVILLE TRANSMISSION PARTS, INC.       DACCO/DETROIT OF FLORIDA, INC.

By_______________________________        By_____________________________________



DACCO/DETROIT OF MINNESOTA, INC.         DACCO/DETROIT OF COLORADO, INC.

By____________________________           By_____________________________________

DACCO/DETROIT OF INDIANA, INC.           DACCO/DETROIT OF MISSOURI, INC.

By____________________________           By_____________________________________


DACCO/DETROIT OF NORTH CAROLINA, INC.    DACCO/DETROIT OF MEMPHIS, INC.

By____________________________________   By_____________________________________


DACCO/DETROIT OF NEBRASKA, INC.          DACCO/DETROIT OF ALABAMA, INC.

By____________________________           By_____________________________________


DACCO/DETROIT OF NEW JERSEY, INC.        DACCO/DETROIT OF MICHIGAN, INC.

By____________________________           By____________________________________


DACCO/DETROIT OF ARIZONA, INC.           DACCO/DETROIT OF OKLAHOMA, INC.

By____________________________           By_____________________________________


DACCO/DETROIT OF TEXAS, INC.             DACCO/DETROIT OF SOUTH CAROLINA, INC.

By___________________________            By_____________________________________


RIVERSIDE BOOK AND BIBLE HOUSE,          PARSONS PRECISION PRODUCTS, INC.
INCORPORATED

By___________________________            By_____________________________________


WORLD BIBLE PUBLISHERS, INC.             JII, INC.

By____________________________           By_____________________________________


THE IMPERIAL ELECTRIC COMPANY            THE SCOTT MOTORS COMPANY

By____________________________           By_____________________________________


GEAR RESEARCH, INC.                      HUDSON LOCK, INC.

By____________________________           By_____________________________________



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HUDSON LOCK DE PUERTO RICO               AIM ELECTRONICS CORPORATION
INCORPORATED

By____________________________           By_____________________________________


SATE-LITE MANUFACTURING COMPANY          DURA-LINE CORPORATION

By____________________________           By_____________________________________


JI AVIATION, INC.                        WELCOME HOME, INC.

By____________________________           By_____________________________________


JHRC, INC.                               J2, INC

By____________________________           By_____________________________________


VALMARK INDUSTRIES, INC.                 PAMCO PRINTED TAPE & LABEL CO., INC.

By____________________________           By_____________________________________


JI FINANCE COMPANY                       BEEMAK PLASTICS, INC.

By____________________________           By_____________________________________


CAMBRIDGE PRODUCTS CORPORATION           JII/SALES PROMOTION ASSOCIATES, INC.

By_____________________________          By_____________________________________



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